SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 27, 2016, Walgreens Boots Alliance, Inc. (the “Company”) announced that its Retail Pharmacy USA division plans to cease operations at its drugstore.com and Beauty.com properties. These actions are in furtherance of the Company’s omni-channel strategy and initiatives to greater focus on the development of Walgreens.com. These actions are being implemented as part of the Company’s previously-announced Cost Transformation Program, and are expected to be completed by the end of September 2016. The Company currently estimates that it will recognize pre-tax charges to its GAAP financial results of approximately $115 million relating to these actions, the majority of which are expected to be non-cash charges associated with the writedown of certain intangible assets. The Company expects that substantially all of these charges will be recognized during the fourth quarter of its fiscal year ending August 31, 2016 and the first quarter of its fiscal year ending August 31, 2017.

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical, including, without limitation, estimates of future financial and operating performance, cost-savings and optimization initiatives and activities and the amounts and timing of expected impact, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those relating to whether the actual costs associated with the plan will exceed current forecasts, the timing and amount of anticipated charges, the Company’s ability to realize expected savings and benefits in the amounts and at the times anticipated, changes in management’s assumptions, risks associated with acquisitions, divestitures and strategic investments, and outcomes of legal and regulatory matters. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which is incorporated herein by reference, and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: July 28, 2016	By:	/s/ George Fairweather
	Title:	Executive Vice President and Global Chief Financial Officer